ADDITIONAL OWNER INFORMATION SUPPLEMENT TO APPLICATION FOR VARIABLE ANNUITY

By signing this document, I confirm that I have read the Application for Variable Annuity. I assent to the statements therein, as well as the information provided by my co-owner(s) and/or the Annuitant.

1
Owner_______________________________________________________________________________           □ Male          □ Female
First                         Middle                     Last
Address___________________________________________________________________________________________________________
Street City State Zip

Tax ID or Social Security No.________________________   State of Birth________________________  Date of Birth            /          /
                              Month       Day   Year
Owner’s Beneficiary_____________________________________________  Relationship to Owner__________________________________

Owner's Contingent Beneficiary____________________________________  Relationship to Owner _________________________________

Owner’s Signature________________________________________________Date________________________________________________

2
Owner_______________________________________________________________________________           □ Male          □ Female
First                         Middle                     Last
Address___________________________________________________________________________________________________________
Street City State Zip

Tax ID or Social Security No.________________________   State of Birth________________________  Date of Birth            /          /
                              Month       Day   Year
Owner’s Beneficiary_____________________________________________  Relationship to Owner__________________________________

Owner's Contingent Beneficiary____________________________________  Relationship to Owner _________________________________

Owner’s Signature________________________________________________Date________________________________________________

3
Owner_______________________________________________________________________________           □ Male          □ Female
First                         Middle                     Last
Address___________________________________________________________________________________________________________
Street City State Zip

Tax ID or Social Security No.________________________   State of Birth________________________  Date of Birth            /          /
                              Month       Day   Year
Owner’s Beneficiary_____________________________________________  Relationship to Owner__________________________________

Owner's Contingent Beneficiary____________________________________  Relationship to Owner _________________________________

Owner’s Signature________________________________________________Date________________________________________________

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